Exhibit 99.1

GRANT THORNTON LLP 1717 Main St., Suite 1800 Dallas, TX 75201-4657 REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS D F S +1 214 561 2300 +1 214 561 2370 linkd.in/grantthorntonus twitter.com/grantthorntonus Management of Raisa II Holdings, LLC, Raisa Funding I LLC and Guggenheim Securities, LLC: We have performed the procedures enumerated below, which were agreed to by Raisa II Holdings, LLC (the “Company”), Raisa Funding I LLC (the “Issuer”) and Guggenheim Securities, LLC (“Guggenheim Securities,” and together with the Company and the Issuer, the “Specified Parties”), in their evaluation of certain information with respect to attributes of the oil and gas interests related to the offering of certain classes of notes by the Issuer. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose. The procedures we performed and our findings are as follows. On June 28, 2019, the Company provided us with a computer readable data file (the “Initial Closing Date Collateral Data File”) containing certain characteristics of the wells as of June 1, 2019. Grant Thornton: (a) selected the 5 largest wells based on volume and (b) randomly selected an additional 30 wells, consisting of 12 wells from the Delaware Basin, 10 wells from the DJ Basin, 6 wells from the Anadarko Basin, and 2 wells from the Williston Basin (together (a) and (b), the “Sample Wells”), for purposes of the source document agreed-upon procedures. There is an inherent sampling risk that arises from the possibility that, when procedures are applied to a sample, our findings may be different from those that would be reported if those procedures were applied to all the items in the population. The Company provided us with periodic updates received up to and including July 11, 2019 (together with the “Initial Closing Date Collateral Date File”, the “Closing Date Collateral Data File”). We performed the procedures indicated below on the Sample Wells. Unless otherwise indicated, the following are defined for the purposes of our procedures:  the phrase “compared and agreed” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted.If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding. GT.COM U.S. member firm of Grant Thornton International Ltd the phrase “recomputed” means, if applicable, we validated the number through mathematical calculation using the applicable information in the Closing Date Collateral Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.  the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents provided to us by the Company were: Public Records Provided by IHS Markit, Operator Invoices and Operator Revenue Statements. Source Document Agreed-Upon Procedures: The Company provided us with the Closing Date Collateral Data File for purposes of the source document agreed-upon procedures. For each of the Sample Wells, Grant Thornton LLP performed comparisons from the Closing Date Collateral Data File, for certain characteristics, to information from the Source Documents. The procedures we performed on the Sample Wells are listed below. Agreed Agreed Agreed Agreed Agreed (using a cutoff 31, 2019) Agreed Statements - 2 - Number Characteristic Source Document (listed in order of application) Procedure Performed 1 Well Name & API Number Public Records Provided by IHS Markit Compared and 2 County Public Records Provided by IHS Markit Compared and 3 State Public Records Provided by IHS Markit Compared and 4 Operator Public Records Provided by IHS Markit Compared and 5 First Production Date (Month and Year) Public Records Provided by IHS Markit Compared and 6 Time in Production (Months) Public Records Provided by IHS Markit Recomputed date of May 7 Net Working Interest % Operator Invoices Compared and 8 Total Net Revenue Interest % Operator Revenue Recomputed

We compared and agreed Characteristics 1 through 5 and 7 and recomputed Characteristics 6 and 8 (as set forth in the Closing Date Collateral Data File) to the corresponding information set forth in the provided Source Documents. We noted no unresolved discrepancies between the Closing Date Collateral Data File and the Source Documents. For the purposes of our procedures above, we assumed that differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain information with respect to attributes of the oil and gas interests relating to the offering of certain classes of notes by the Issuer. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. Our agreed-upon procedures engagement was not conducted for the purpose of the following:  Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements Addressing the value of collateral securing any such assets being securitized Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions Forming any conclusion Any other terms or requirements of the transaction that do not appear in this report.       - 3 -

This report is intended solely for the information and use of the specified parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ Grant Thornton LLP

Dallas, Texas

July 26, 2019